UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2022

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 18, 2022, TD SYNNEX Corporation ("Company") filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company's Certificate of Incorporation regarding the waiver of the corporate opportunity doctrine with respect to certain directors and certain other parties. A copy of the Company's Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit 3(i) to this report and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held an Annual Meeting of Stockholders on March 15, 2022, at which the following occurred:

Proposal 1: Election of eleven directors to hold office until the 2023 Annual Meeting of Stockholders:

ELECTION OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Dennis Polk	87,222,220	2,700,879	2,293,826
Robert Kalsow-Ramos	87,424,062	2,499,037	2,293,826
Ann Vezina	89,588,010	335,088	2,293,827
Richard Hume	88,825,137	1,097,961	2,293,827
Fred Breidenbach	85,909,121	4,013,978	2,293,826
Hau Lee	87,471,844	2,451,255	2,293,826
Matthew Miau	72,605,497	17,317,602	2,293,826
Nayaki Nayyar	89,143,237	779,862	2,293,826
Matthew Nord	87,285,451	2,637,647	2,293,827
Merline Saintil	65,095,604	24,827,494	2,293,827
Duane Zitzner	88,662,340	1,260,759	2,293,826

Proposal 2: The advisory vote to approve the Company's executive compensation was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
83,023,832	6,861,467	37,794	2,293,832

Proposal 3: The vote to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company's independent registered public accountants was as follows:

FOR	AGAINST	ABSTAIN
91,821,992	329,053	65,880

Proposal 4: The vote to approve the Amendment to the Company's Certificate of Incorporation to waive the corporate opportunity doctrine with respect to certain directors and certain other parties was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
55,762,339	34,070,357	90,397	2,293,832

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Document
3(i)	Amendment to Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary